UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2019
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)
(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
________________________________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	FCSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On August 18, 2019, the Board of Directors (the “Board”) of Fibrocell Science, Inc. (the “Company”) appointed Sean D. Buckley, the Company’s Vice President of Business Administration and Corporate Secretary, as the Chief Financial Officer of the Company, effective immediately. Mr. Buckley will continue to serve as Corporate Secretary of the Company and will also serve as the Company’s principal financial officer and principal accounting officer.

Mr. Buckley, age 37, has served as the Company’s Vice President of Business Administration and Corporate Secretary since January 2017. Prior to that, Mr. Buckley served as the Company’s Vice President of Information Technology, a position in which he also held multiple commercial and business responsibilities, from August 2013 to January 2017. Mr. Buckley has also co-founded multiple early-stage businesses not related to the Biotechnology industry. Mr. Buckley earned an MBA from the Robert H. Smith School of Business, University of Maryland and a BSc in Internet Computing from Hull University.

In connection with Mr. Buckley’s appointment as Chief Financial Officer, Mr. Buckley was granted an option to acquire 15,000 shares of common stock of the Company, with 3,750 shares vesting on August 18, 2020 and approximately 938 shares vesting during each of twelve quarterly installments beginning on November 18, 2020 and ending on August 18, 2023, provided Mr. Buckley is employed by the Company on each vesting date. The option is exercisable for 10 years from the date of grant, at a price equal to $1.82 per share, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on the trading day immediately preceding the date of the grant. The option will also be subject to the terms and conditions of the Company’s 2019 Equity Incentive Plan, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2019.

In connection with Mr. Buckley’s appointment as Chief Financial Officer, on August 20, 2019, the Company also entered into an employment agreement with Mr. Buckley (the “Buckley Agreement”). The Buckley Agreement provides that Mr. Buckley will be employed as the Company’s Chief Financial Officer, reporting to the Company’s Chief Executive Officer, until such time as his employment with the Company is terminated by either him or the Company in accordance with the terms of the Buckley Agreement. During his employment with the Company, Mr. Buckley will receive an annual base salary of $275,000, subject to annual review and upward adjustment as determined by the Board (or a committee of the Board). Mr. Buckley also will be eligible to earn an annual performance bonus, subject to the attainment of annual performance goals as determined by the Board (or a committee of the Board). His target annual bonus will be 30% of his base salary, which target amount will be subject to annual review and upward adjustment as determined by the Board (or a committee of the Board). During his employment with the Company, the Board (or a committee of the Board) will consider granting equity-based awards to Mr. Buckley at least once per calendar year. He also will be eligible to participate in and be covered under all employee benefit plans and programs maintained by the Company, on the same basis as other senior management of the Company, including, without limitation, vacation, retirement, health insurance and life insurance. He will be eligible to receive five weeks of vacation annually.

If Mr. Buckley’s employment is terminated by the Company without “cause” or by Mr. Buckley for “good reason” (as each such term is defined in the Buckley Agreement), he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of a release of claims in favor of the Company: (i) nine months of base salary continuation, payable in substantially equal installments in accordance with the Company’s normal payroll practices, and (ii) reimbursement by the Company of 100% of the monthly COBRA premium paid by Mr. Buckley for him and his eligible dependents for nine months following his termination date or, if earlier, until the date he becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.

If Mr. Buckley’s employment is terminated by the Company without cause or by Mr. Buckley for good reason, in each case within 90 days prior to, on or within 18 months following a “change of control” (as defined in the Company’s 2019 Equity Incentive Plan or any successor plan), then, in lieu of the payments and benefits set forth in the preceding paragraph, Mr. Buckley will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of a release of claims in favor of the Company: (i) an amount equal to one times the sum of (x) his then annual base salary and (y) his then target annual bonus, payable in a single lump sum cash payment, (ii) reimbursement by the Company of 100% of the monthly COBRA premium paid by Mr. Buckley for him and his eligible dependents for 12 months following his termination date or, if earlier, until the date he becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage, and (iii) all outstanding, unvested equity awards held by Mr. Buckley on his termination date will become fully vested as of such date, and each outstanding stock option held by him on such date will remain exercisable until the earlier of the original expiration date of such stock option and the three month anniversary of his termination date. With respect to equity awards subject to performance-based vesting conditions, all performance goals or other vesting criteria will be deemed achieved, unless otherwise agreed in connection with the change of control, at the greater of (A) the applicable target level and (B) the level of achievement of the performance goals for the equity awards as determined by the Board (or a committee of the Board) taking into account performance through the latest date preceding his termination date as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period), and any such equity awards that vest will be settled in accordance with the underlying award agreement.

For purposes of the Buckley Agreement, “cause” termination means (A) Mr. Buckley’s conviction of or plea of nolo contendere to a felony or a misdemeanor involving moral turpitude; (B) Mr. Buckley’s commission of fraud, misappropriation or embezzlement against any person; (C) the theft or misappropriation by Mr. Buckley of any property or money of the Company or an affiliate of the Company; (D) Mr. Buckley’s material breach of the terms of the Buckley Agreement; or (E) the willful or gross neglect of Mr. Buckley’s duties, the willful or gross misconduct in performance of Mr. Buckley’s duties or the willful violation by Mr. Buckley of any material Company policy. Notwithstanding the foregoing, “cause” will not exist with respect to items (D) or (E) until and unless Mr. Buckley fails to cure such breach, neglect or misconduct (if such breach, neglect or misconduct is capable of cure) within 10 days after written notice from the Board. For purposes of the Buckley Agreement, “good reason” means the occurrence of any of the following events without Mr. Buckley’s express written consent (i) a material breach of the Buckley Agreement by the Company, (ii) any change of Mr. Buckley’s principal office location to a location that requires a one-way commute of more than 50 miles from 405 Eagleview Boulevard, Exton, PA, or (iii) the assignment to Mr. Buckley of any duties materially inconsistent with the duties or responsibilities of the Chief Financial Officer of the Company or any other action by the Company that results in a material diminution in such position, authority, duties, or responsibilities, excluding an isolated, insubstantial, and inadvertent action not taken in bad faith.

The Buckley Agreement contains certain restrictive covenants in favor of the Company, including, among others, a non-competition covenant that applies during the term of Mr. Buckley’s employment and for the one-year period following his termination of employment, non-solicitation covenants with respect to the Company’s customers and employees that apply during the term of his employment and for the one-year period following his termination of employment, and a non-disclosure of confidential information covenant.

There are no family relationships between Mr. Buckley and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amended and Restated Employment Agreement with John Maslowski

On August 20, 2019, the Company entered into an Amended and Restated Employment Agreement with John M. Maslowski, the Company’s President and Chief Executive Officer (the “Maslowski Agreement”), which supersedes and replaces his Employment Agreement with the Company, dated September 14, 2015 and amended pursuant to a letter agreement between Mr. Maslowski and the Company, dated December 18, 2016.

The Maslowski Agreement provides that Mr. Maslowski will be employed as the Company’s President and Chief Executive Officer, reporting to the Board, until such time as his employment with the Company is terminated by either him or the Company in accordance with the terms of the Maslowski Agreement. During his employment with the Company, Mr. Maslowski will receive an annual base salary of $425,000, subject to annual review and upward adjustment as determined by the Board (or a committee of the Board). Mr. Maslowski also will be eligible to earn an annual performance bonus, subject to the attainment of annual performance goals as determined by the Board (or a committee of the Board). His target annual bonus will be 50% of his base salary, which target amount will be subject to annual review and upward adjustment as determined by the Board (or a committee of the Board). During his employment with the Company, the Board (or a committee of the Board) will consider granting equity-based awards to Mr. Maslowski at least once per calendar year. He also will be eligible to participate in and be covered under all employee benefit plans and programs maintained by the Company, on the same basis as other senior management of the Company, including, without limitation, vacation, retirement, health insurance and life insurance. Mr. Maslowski will be eligible to receive five weeks of vacation annually.

If Mr. Maslowski’s employment is terminated by the Company without “cause” or by Mr. Maslowski for “good reason” (as each such term is defined in the Maslowski Agreement), he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of a release of claims in favor of the Company: (i) 12 months of base salary continuation, payable in substantially equal installments in accordance with the Company’s normal payroll practices, and (ii) reimbursement by the Company of 100% of the monthly COBRA premium paid by Mr. Maslowski for him and his eligible dependents for 12 months following his termination date or, if earlier, until the date he becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.

If Mr. Maslowski’s employment is terminated by the Company without cause or by Mr. Maslowski for good reason, in each case within 90 days prior to, on or within 18 months following a “change of control” (as defined in the Company’s 2019 Equity Incentive Plan or any successor plan), then, in lieu of the payments and benefits set forth in the preceding paragraph, Mr. Maslowski will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of a release of claims in favor of the Company: (i) an amount equal to one and a half times the sum of (x) his then annual base salary and (y) his then target annual bonus, payable in a single lump sum cash payment, (ii) reimbursement by the Company of 100% of the monthly COBRA premium paid by Mr. Maslowski for him and his eligible dependents for 18 months following his termination date or, if earlier, until the date he becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage, and (iii) all outstanding, unvested equity awards held by Mr. Maslowski on his termination date will become fully vested as of such date, and each outstanding stock option held by him on such date will remain exercisable until the earlier of the original expiration date of such stock option and the three month anniversary of his termination date. With respect to any equity awards that are subject to performance-based vesting conditions, all performance goals or other vesting criteria will be deemed achieved, unless otherwise agreed in connection with the change of control, at the greater of (A) the applicable target level and (B) the level of achievement of the performance goals for the equity awards as determined by the Board (or a committee of the Board) taking into account performance through the latest date preceding Mr. Maslowski’s termination date as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period), and any such equity awards that vest will be settled in accordance with the underlying award agreement.

For purposes of the Maslowski Agreement, “cause” termination means (A) Mr. Maslowski’s conviction of or plea of nolo contendere to a felony or a misdemeanor involving moral turpitude; (B) Mr. Maslowski’s commission of fraud, misappropriation or embezzlement against any person; (C) the theft or misappropriation by Mr. Maslowski of any property or money of the Company or an affiliate of the Company; (D) Mr. Maslowski’s material breach of the terms of the Maslowski Agreement; or (E) the willful or gross neglect of Mr. Maslowski’s duties, the willful or gross misconduct in performance of Mr. Maslowski’s duties or the willful violation by Mr. Maslowski of any material Company policy. Notwithstanding the foregoing, “cause” will not exist with respect to items (D) or (E) until and unless Mr. Maslowski fails to cure such breach, neglect or misconduct (if such breach, neglect or misconduct is capable of cure) within 10 days after written notice from the Board. For purposes of the Maslowski Agreement, “good reason” means the occurrence of any of the following events without Mr. Maslowski’s express written consent (i) a material breach of the Maslowski Agreement by the Company, (ii) any change of Mr. Maslowski’s principal office location to a location that requires a one-way commute of more than 50 miles from 405 Eagleview Boulevard, Exton, PA, or (iii) the assignment to Mr. Maslowski of any duties materially inconsistent with the duties or responsibilities of the President and Chief Executive Officer of the Company or any other action by the Company that results in a material diminution in such position, authority, duties, or responsibilities, excluding an isolated, insubstantial, and inadvertent action not taken in bad faith.

The Maslowski Agreement contains certain restrictive covenants in favor of the Company, including, among others, a non-competition covenant that applies during the term of Mr. Maslowski’s employment and for the one-year period following his termination of employment, non-solicitation covenants with respect to the Company’s customers and employees that apply during the term of his employment and for the one-year period following his termination of employment, and a non-disclosure of confidential information covenant.

The descriptions of the Buckley Agreement and the Maslowski Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Buckley Agreement and the Maslowski Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated August 20, 2019, by and between Fibrocell Science, Inc. and Sean D. Buckley
10.2	Amended and Restated Employment Agreement, dated August 20, 2019, by and between Fibrocell Science, Inc. and John M. Maslowski

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer
Date: August 22, 2019